INCORPORATED UNDER THE                                               EXHIBIT 4.1
LAWS OF THE STATE OF DELAWARE                                       COMMON STOCK
                                                                 PAR VALUE $0.01

NUMBER_______                      ADMINISTAFF                    _______ SHARES

       THIS CERTIFICATE IS                                  CUSIP 007094 10 5
         TRANSFERABLE IN                                 SEE REVERSE FOR CERTAIN
         HOUSTON, TEXAS;                                        DEFINITIONS
       CLEVELAND, OHIO; OR
       NEW YORK, NEW YORK


                               ADMINISTAFF, INC.

THIS CERTIFIES THAT


is the owner of

                         FULLY PAID AND NON-ASSESSABLE
                           SHARES OF COMMON STOCK OF

Administaff, Inc. transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated:


PRESIDENT


SECRETARY





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                                           Countersigned and Registered:

                                           KEYCORP SHAREHOLDER SERVICES, INC.
                                           Transfer Agent and Registrar


                                           By:
                                              ----------------------------------
                                                  Authorized Signature



                               ADMINISTAFF, INC.

       The Corporation will furnish to any shareholder, upon request and without charge, a statement of the powers, designations, relative rights, preferences and limitations of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

       The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT -       Custodian
TEN ENT - as tenants by the entireties                        -----           -----
JT TEN  - as joint tenants with right of                 (Cust)          (Minor)
          survivorship and not as tenants                  under Uniform Gifts to
          in common                                        Minors Act

                                                   --------------------------------
                                                          (State)

       Additional abbreviations may also be used though not in the above list.

       For Value Received,                          hereby sell, assign and
transfer unto              ------------------------


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          Shares
-------------------------------------------------------------------------
of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.





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Dated,
      ---------------------------------           x
                                                   -----------------------------
NOTICE: THE SIGNATURE(S) TO                        (Signature)
THIS ASSIGNMENT MUST CORRESPOND
WITH THE NAME(S) AS WRITTEN UPON
THE FACE OF THE CERTIFICATE IN EVERY
PARTICULAR, WITHOUT ALTERATION OR
ENLARGEMENT OR ANY CHANGE
WHATEVER.
                                                  x
                                                   -----------------------------
                                                   (Signature)


                                                  THE SIGNATURE(S) SHOULD BE
                                                  GUARANTEED BY AN ELIGIBLE
                                                  GUARANTOR INSTITUTION (BANKS,
                                                  STOCKBROKERS, SAVINGS AND LOAN
                                                  ASSOCIATIONS AND CREDIT UNIONS
                                                  WITH MEMBERSHIP IN AN APPROVED
                                                  SIGNATURE GUARANTEE MEDALLION
                                                  PROGRAM), PURSUANT TO S.E.C.
                                                  RULE 17Ad-18.


                                                  SIGNATURE(S) GUARANTEED BY: